UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.____)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

KODIAK SCIENCES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Kodiak Sciences Inc. Annual Meeting of Stockholders to Be Held on June 8, 2020   This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete  proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information  contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/KOD. To  submit your proxy while visiting this site, you will need the control number in the box below.   Under United States Securities and Exchange  Commission rules, proxy materials do not have  to be delivered in paper. Proxy materials can  be distributed by making them available on the  Internet. We have chosen to use these procedures  for our 2020 Annual Meeting and need YOUR  participation.   If you want to receive a paper or e-mail copy of the  proxy materials, you must request one. There is  no charge to you for requesting a copy. In order  to receive a paper package in time for this year’s  annual meeting, please make this request on or  before May 28, 2020.   For a Convenient Way to VIEW Proxy Materials   _ and _   VOTE Online go to: www.proxydocs.com/KOD   Proxy Materials Available to View or Receive:   1. Proxy Statement 2. Annual Report   Printed materials may be requested by one of the following methods:   INTERNET   www.investorelections.com/KOD   TELEPHONE   (866) 648-8133   *E-MAIL   paper@investorelections.com   * If requesting material by e-mail, please send  a blank e-mail with the control number (located  below) in the subject line. No other requests,  instructions or other inquiries should be included  with your e-mail requesting material.   You must use the control number  located in the shaded gray box below.   ACCOUNT NO.   SHARES   Notice of Kodiak Sciences Inc. Annual Meeting of Stockholders   Date: Monday, June 8, 2020   Time: 9:00 A.M. PDT   Place: Annual Meeting to be held live via the Internet – please visit   www.proxydocs.com/KOD for more details.   The purpose of the Annual Meeting is to take action on the following proposals:   The Board of Directors recommends that you vote “FOR” the election of the director nominees named below:   1. To elect as Class II directors the three nominees named in the proxy statement to serve until the 2023 annual meeting of stockholders or  until their successors are duly elected and qualified.    Nominees 01 Taiyin Yang, Ph.D. 02 Bassil I. Dahiyat, Ph.D. 03 Charles Bancroft   The Board of Directors recommends that you vote “FOR” the following proposal.   2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending  December 31, 2020.   TO ATTEND the Annual Meeting of Kodiak Sciences Inc., you must register in advance at www.proxydocs.com/KOD prior  to the deadline of June 4th, 2020 at 2:00 p.m. PDT. Upon completing your registration, you will receive further instructions  via email, including your unique links that will allow you to access the meeting and also permit you to submit questions.  The control number in the gray box will be required to register. Please be sure to follow instructions found on your Proxy  Card, this Notice and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email.